UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 2, 2016 (April 29, 2016)

SPECTRA ENERGY PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5400 Westheimer Court, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 2 to Credit Agreement

On April 29, 2016, Spectra Energy Partners, LP (the “Partnership”) entered into Amendment No. 2 (“Amendment No. 2”) to its amended and restated revolving credit agreement dated as of November 1, 2013 (the “Credit Agreement” and, as amended by Amendment No. 1 as of December 11, 2014 and Amendment No. 2, the “Amended Credit Agreement”) with a new lender named in Amendment No. 2, and the initial lenders and issuing banks named in the Credit Agreement and Citibank, N.A. as the administrative agent. Amendment No. 2 extends the termination date of the revolving credit facility to April 29, 2021, which may be extended for up to two additional one-year periods at the request of the Partnership (subject to the agreement of the lenders having commitments representing more than 50% of the aggregate commitments of all lenders and of each lender extending its commitment). Additionally, Amendment No. 2 increases the aggregate commitments under the Amended Credit Agreement to $2.5 billion. Interest rates on borrowings under the Amended Credit Agreement will be based on prevailing interest rates and the credit ratings of the Partnership, as described in the Amended Credit Agreement.

Certain of the lenders under the Amended Credit Agreement and their respective affiliates perform various financial advisory, investment banking and commercial banking services from time to time for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement.

The foregoing description of Amendment No. 2 is not complete and is qualified in its entirety by reference to the full and complete terms of Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 regarding the entry into Amendment No. 2 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 2 to Amended and Restated Credit Agreement and Commitment Increase Agreement dated as of April 29, 2016 by and among Spectra Energy Partners, LP, as Borrower, Citibank, N.A., as Administrative Agent, and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

By:	Spectra Energy Partners (DE) GP, LP, its general partner

By:	Spectra Energy Partners GP, LLC, its general partner

/s/ Laura J. Buss Sayavedra
Laura J. Buss Sayavedra
Vice President and Treasurer

Date: May 2, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Amendment No. 2 to Amended and Restated Credit Agreement and Commitment Increase Agreement dated as of April 29, 2016, by and among Spectra Energy Partners, LP, as Borrower, Citibank, N.A., as Administrative Agent, and the lenders party thereto.